--------------------------------------------------------------------------------
MORGAN STANLEY              |                        |         February 26, 2002
Securitized Products Group  | [MORGAN STANLEY LOGO]  |
                            |                        |
--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS


                                  $227,118,000
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2002-NC1


                       MORTGAGE PASS-THROUGH CERTIFICATES

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY              |                        |         February 26, 2002
Securitized Products Group  | [MORGAN STANLEY LOGO]  |
                            |                        |
--------------------------------------------------------------------------------

                           APPROXIMATELY $227,118,000

           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-NC1

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                                 PROVIDENT BANK
                                    SERVICER

                             TRANSACTION HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       MODIFIED
                                     EXPECTED RATINGS  AVG LIFE TO   DURATION TO
                                       (S&P/FITCH/        CALL /        CALL /       PAYMENT WINDOW TO
CLASSES   DESCRIPTION    BALANCE         MOODY'S)       MTY(1)(2)     MTY(1)(2)       CALL / MTY(1)(2)     DAY COUNT     BENCHMARK
====================================================================================================================================
 A-1     Not Offered  $286,900,000                                        *****Not Offered*****
------------------------------------------------------------------------------------------------------------------------------------
 A-2       Floater    $198,973,000     AAA/AAA/Aaa     2.97 / 3.34   2.83 / 3.12   4/02-3/10 / 4/02-12/19  Actual/360  1 Month LIBOR
------------------------------------------------------------------------------------------------------------------------------------
 M-1     Not Offered   $35,552,000                                        *****Not Offered*****
------------------------------------------------------------------------------------------------------------------------------------
 M-2     Not Offered   $32,589,000                                        *****Not Offered*****
------------------------------------------------------------------------------------------------------------------------------------
 B-1       Floater     $28,145,000    BBB-/BBB-/Baa2   5.27 / 5.50   4.65 / 4.81   4/05-3/10 / 4/05-5/13   Actual/360  1 Month LIBOR
------------------------------------------------------------------------------------------------------------------------------------

Notes:  (1)  Certificates are priced to the 10% optional clean-up call.
        (2)  Based on the pricing prepayment speed.  See details below.

ISSUER:                      Morgan Stanley Dean Witter Capital I Inc. Trust
                             2002-NC1

DEPOSITOR:                   Morgan Stanley Dean Witter Capital I Inc.

MASTER SERVICER:             Provident Bank

TRUSTEE:                     U.S. Bank National Association

MANAGERS:                    Morgan Stanley (lead manager)

RATING AGENCIES:             Standard & Poor's, Moody's Investors Service and
                             Fitch Ratings

OFFERED CERTIFICATES:        Classes A-2 and B-1 Certificates

PRICING DATE:                March [  ], 2002

EXPECTED CLOSING DATE:       March 27, 2002 through DTC and Euroclear or
                             Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:          The 25th of each month, or if such day is not a
                             business day, on the next business day, beginning
                             April 25, 2002.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

FINAL SCHEDULED              February 25, 2032
DISTRIBUTION DATE:

DUE PERIOD:                  For any Distribution Date, the period commencing on
                             the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:     The interest accrual period for the Offered
                             Certificates with respect to any Distribution Date will be the period beginning with the 25th day of the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 day count basis).

MORTGAGE LOANS:              The Trust will consist of two groups consisting of
                             fixed and adjustable rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:      Approximately $349,878,159 of Mortgage Loans with
                             original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:     Approximately $242,650,430 of Mortgage Loans that
                             predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:    o    Fixed Rate Mortgage Loans: CPR starting at
                             approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.
                             o    ARM Mortgage Loans: CPR of 25%.

CREDIT ENHANCEMENT:          The Offered Certificates are credit enhanced by:
                             1)   Net monthly excess cashflow from the Mortgage
                                  Loans,
                             2)   1.75% overcollateralization (funded upfront).
                                  After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the ending pool balance of the Mortgage Loans, subject to a 0.50% floor, based on the initial balance of the Mortgage Loans, and
                             3)   In the case of the Class A-2 Certificates,
                                  subordination of distributions on the more
                                  subordinate classes of certificates to the
                                  required distributions on the more senior
                                  classes of certificates.

CREDIT ENHANCEMENT           For any Distribution Date, the percentage obtained
PERCENTAGE:                  by dividing (x) the aggregate Certificate Principal
                             Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution
                             Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

STEP-DOWN DATE:              The later to occur of:
                             (x)  the earlier of:
                                  (a) the Distribution Date occurring in April 2005; and
                                  (b)  the Distribution Date on which the
                                       aggregate balance of the Class A
                                       Certificates is reduced to zero; and
                             (y)  the first Distribution Date on which the
                                  Credit Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the mortgage loans on the last day of the related Due Period but prior to any applications of principal distributions to the certificates) is greater than or equal to 36.00%.

TRIGGER EVENT:               A Trigger Event is in effect on any Distribution
                             Date if (I) on that Distribution Date the 60 Day+
                             Rolling Average equals or exceeds 50% of the prior period's senior enhancement percentage to be specified in the Prospectus and (ii) may include other trigger events related to the performance of the Mortgage Loans to be specified in the Prospectus. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage
                             Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION        Class A:      18.00%
PERCENTAGE:                  Class M-1:    12.00%
                             Class M-2:     6.50%
                             Class B:       1.75%

OPTIONAL CLEAN-UP CALL:      When the ending principal balance of the Mortgage
                             Loans is less than or equal to 10% of the original principal balance of the Mortgage Loans.

STEP-UP COUPONS:             For all certificates the coupon will increase after
                             the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH       The Class A-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the Loan Group I Cap,
                             (iii) the WAC Cap, and (iv) 16%.

CLASS A-2 PASS-THROUGH       The Class A-2 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the Loan Group II Cap,
                             (iii) the WAC Cap, and (iv) 16%.

CLASS M-1 PASS-THROUGH       The Class M-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the WAC Cap, and (iii)
                             16%.

CLASS M-2 PASS-THROUGH       The Class M-2 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the WAC Cap, and (iii)
                             16%.

CLASS B-1 PASS-THROUGH       The Class B-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the WAC Cap, and (iii)
                             16%.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis.)

LOAN GROUP I CAP:            As to any Distribution Date, a per annum rate equal
                             to the weighted average gross rate of the Group I
                             Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis.)

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

LOAN GROUP II CAP:           As to any Distribution Date, a per annum rate equal
                             to the weighted average gross rate of the Group II
                             Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis.)

CLASS A-1 BASIS RISK CARRY   As to any Distribution Date, the supplemental
FORWARD AMOUNT:              interest amount for the Class A-1 Certificates will
                             equal the sum of:
                             (i)   the excess, if any, of interest that would
                                   otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                             (ii)  any Class A-1 Basis Risk Carry Forward Amount
                                   remaining unpaid from prior Distribution
                                   Dates; and
                             (iii) interest on the amount in clause (ii) at the
                                   related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap, but giving effect to the hard cap of 16%).

CLASS A-2 BASIS RISK CARRY   As to any Distribution Date, the supplemental
FORWARD AMOUNT:              interest amount for the Class A-2 Certificates will
                             equal the sum of:
                             (i)   the excess, if any, of interest that would
                                   otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                             (ii)  any Class A-2 Basis Risk Carry Forward Amount
                                   remaining unpaid from prior Distribution
                                   Dates; and
                             (iii) interest on the amount in clause (ii) at the
                                   related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap, but giving effect to the hard cap of 16%).

CLASS M-1, M-2 AND B-1       As to any Distribution Date, the supplemental
BASIS RISK CARRY FORWARD     interest amount for each of the Class M-1, M-2 and
AMOUNTS:                     B-1 Certificates will equal the sum of:
                             (i)   the excess, if any, of interest that would
                                   otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the WAC Cap;

                             (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                             (iii) interest on the amount in clause (ii) at the
                                   Certificates' applicable Pass-Through Rate
                                   (without regard to the WAC Cap, but giving effect to the hard cap of 16%).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS ON    On each Distribution Date, interest distributions
THE CERTIFICATES:            from the Interest Remittance Amount will be
                             allocated as follows:
                             (i)    concurrently, (1) from Interest Remittance
                                    Amounts related to the Group I Mortgage
                                    Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and unpaid interest shortfall amounts for the Class A-1 Certificates, and (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, the related Accrued Certificate Interest and unpaid interest shortfall amounts for the Class A-2 Certificates; provided that if the Interest Remittance Amount for any Group of Mortgage Loans is insufficient to make the related payments set forth in clause (1) or (2) above, any Interest Remittance Amount relating to the other Group of Mortgage Loans remaining after making the related payments set forth in clause (1) or (2) above will be available to cover that shortfall;
                             (ii)   to the Class M-1 Certificates, its Accrued
                                    Certificate Interest;
                             (iii)  to the Class M-2 Certificates, its Accrued
                                    Certificate Interest; and
                             (iv)   to the Class B-1 Certificates, its Accrued
                                    Certificate Interest.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS      On each Distribution Date (a) prior to the Stepdown
ON THE CERTIFICATES:         Date or (b) on which a Trigger Event is in effect,
                             principal distributions from the Principal
                             Distribution Amount will be allocated as follows:
                             (i)    to the Class A Certificates, allocated
                                    between the Class A Certificates as
                                    described below, until the Certificate
                                    Principal Balances thereof have been reduced to zero;
                             (ii)   to the Class M-1 Certificates, until the
                                    Certificate Principal Balance thereof have been reduced to zero;
                             (iii)  to the Class M-2 Certificates, until the
                                    Certificate Principal Balance thereof have been reduced to zero; and
                             (iv)   to the Class B-1 Certificates, until the
                                    Certificate Principal Balance thereof have been reduced to zero.

                             On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                             (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                             (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
                             (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and
                             (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                             All principal distributions to the Class A
                             Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET MONTHLY    For any Distribution Date, any Net Monthly Excess
EXCESS CASHFLOW:             Cashflow shall be paid as follows:
                             (i)    to the Class M-1 Certificates, the unpaid
                                    interest shortfall amount;
                             (ii)   to the Class M-1 Certificates, the allocated
                                    unreimbursed realized loss amount;
                             (iii)  to the Class M-2 Certificates, the unpaid
                                    interest shortfall amount;
                             (iv)   to the Class M-2 Certificates, the allocated
                                    unreimbursed realized loss amount;
                             (v)    to the Class B-1 Certificates, the unpaid
                                    interest shortfall amount;
                             (vi)   to the Class B-1 Certificates, the allocated
                                    unreimbursed realized loss amount;
                             (vii)  concurrently, any Class A-1 Basis Risk Carry
                                    Forward Amount to the Class A-1
                                    Certificates, any Class A-2 Basis Risk Carry
                                    Forward Amount to the Class A-2
                                    Certificates; and
                             (viii) sequentially, to Classes M-1, M-2 and B-1
                                    Certificates, in such order, any Basis Risk
                                    Carry Forward Amount for such classes.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

INTEREST REMITTANCE          For any Distribution Date, the portion of available
AMOUNT:                      funds for such Distribution Date attributable to
                             interest received or advanced on the Mortgage
                             Loans.

ACCRUED CERTIFICATE          For any Distribution Date and each class of Offered
INTEREST:                    Certificates, equals the amount of interest accrued
                             during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the relief act allocated to such class.

PRINCIPAL DISTRIBUTION       On any Distribution Date, the sum of (i) the Basic
AMOUNT:                      Principal Distribution Amount and (ii) the Extra
                             Principal Distribution Amount.

BASIC PRINCIPAL              On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:         aggregate Principal Remittance Amount over (ii) the
                             Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE         On any Distribution Date, the sum of (i) all
AMOUNT:                      scheduled payments of principal collected or
                             advanced on the Mortgage Loans during the Due
                             Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution
                             Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution
                             Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up
                             Call is exercised.

NET MONTHLY EXCESS           For any Distribution Date is the amount of funds
CASHFLOW:                    available for distribution on such Distribution
                             Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL              For any Distribution Date, the lesser of (i) the
DISTRIBUTION AMOUNT:         excess of (x) interest collected or advanced on the
                             Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                             Distribution Date.

EXCESS SUBORDINATED          For any Distribution Date, means the excess, if any
AMOUNT:                      of (i) the overcollateralization and (ii) the
                             required overcollateralization for such
                             Distribution Date.

CLASS A PRINCIPAL            For any Distribution Date, the percentage
ALLOCATION PERCENTAGE:       equivalent of a fraction, determined as follows:
                             (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                             Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                             Remittance Amount for such Distribution Date; (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                             Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal
                             Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL            An amount equal to the excess of (x) the aggregate
DISTRIBUTION AMOUNT:         Certificate Principal Balance of the Class A
                             Certificates immediately prior to such Distribution
                             Date over (y) the lesser of (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $2,962,643.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS M-1 PRINCIPAL          An amount equal to the excess of (x) the sum of (i)
DISTRIBUTION AMOUNT:         the aggregate Certificate Principal Balance of the
                             Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                             Certificates immediately prior to such Distribution
                             Date over (y) the lesser of (A) the product of (i) approximately 76.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $2,962,643.

CLASS M-2 PRINCIPAL          An amount equal to the excess of (x) the sum of (i)
DISTRIBUTION AMOUNT:         the aggregate Certificate Principal Balance of the
                             Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount on such Distribution Date), (ii) the
                             Certificate Principal Balance of the Class M-1
                             Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate
                             Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over
                             (y) the lesser of (A) the product of (i) approximately 87.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $2,962,643.

CLASS B-1 PRINCIPAL          An amount equal to the excess of (x) the sum of (i)
DISTRIBUTION AMOUNT:         the aggregate Certificate Principal Balance of the
                             Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount on such Distribution Date), (ii) the
                             Certificate Principal Balance of the Class M-1
                             Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate
                             Principal Balance of the Class M-2 Certificates
                             (after taking into account the payment of the Class
                             M-2 Principal Distribution Amount on such
                             Distribution Date), and (iv) the Certificate
                             Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over
                             (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $2,962,643 provided, however, that with respect to any Distribution Date on which the Class
                             Certificate Balance of the Class A, Class M-1 and
                             Class M-2 Certificates have been reduced to zero, the Class B-1 Principal Distribution Amount is the lesser of (x) the Class Certificate Balance of the Class B-1 Certificates and (y) the Principal
                             Distribution Amount.

TRUST TAX STATUS:            REMIC.

ERISA ELIGIBILITY:           Subject the considerations in the Prospectus, all
                             Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:           It is anticipated that the Class A-2 Certificates
                             will be SMMEA eligible.

PROSPECTUS:                  The Class A-2 and Class B-1 Certificates are being
                             offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                             Complete information with respect to the Offered
                             Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                             PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES           PPC 0%     PPC 75%     PPC 100%     PPC 125%     PPC 150%
       -----           ------     -------     --------     --------     --------
       Initial          100%       100%         100%        100%          100%
       3/25/03           99         82           76          70            64
       3/25/04           98         62           52          42            33
       3/25/05           97         46           34          22            13
       3/25/06           95         36           28          21            13
       3/25/07           94         30           21          15            11
       3/25/08           93         24           16          11            8
       3/25/09           91         20           13           8            6
       3/25/10           89         16           10           6            4
       3/25/11           87         13           8            5            3
       3/25/12           85         11           6            4            1
       3/25/13           83          9           5            3            0
       3/25/14           80          7           4            2            0
       3/25/15           77          6           3            1            0
       3/25/16           74          5           3            0            0
       3/25/17           71          4           2            0            0
       3/25/18           68          3           1            0            0
       3/25/19           64          3           0            0            0
       3/25/20           59          2           0            0            0
       3/25/21           55          2           0            0            0
       3/25/22           50          2           0            0            0
       3/25/23           44          1           0            0            0
       3/25/24           38          0           0            0            0
       3/25/25           33          0           0            0            0
       3/25/26           28          0           0            0            0
       3/25/27           23          0           0            0            0
       3/25/28           18          0           0            0            0
       3/25/29           12          0           0            0            0
       3/25/30           6           0           0            0            0
       3/25/31           1           0           0            0            0
       3/25/32           0           0           0            0            0
   Average Life to     18.66       4.38         3.34        2.63          2.09
  Maturity (years)
Average Life to Call   18.65       3.95         2.97        2.31          1.81
     (1) (years)

(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       Dates           PPC 0%     PPC 75%     PPC 100%     PPC 125%     PPC 150%
       -----           ------     -------     --------     --------     --------
       Initial          100%       100%         100%        100%          100%
       3/25/03          100         100         100          100          100
       3/25/04          100         100         100          100          100
       3/25/05          100         100         100          100          100
       3/25/06          100         87           64          46            32
       3/25/07          100         70           48          32            17
       3/25/08          100         57           36          19            7
       3/25/09          100         46           26          10            0
       3/25/10          100         37           17           3            0
       3/25/11          100         29           10           0            0
       3/25/12          100         22           4            0            0
       3/25/13          100         15           1            0            0
       3/25/14          100         10           0            0            0
       3/25/15          100          6           0            0            0
       3/25/16          100          2           0            0            0
       3/25/17          100          0           0            0            0
       3/25/18          100          0           0            0            0
       3/25/19          100          0           0            0            0
       3/25/20          100          0           0            0            0
       3/25/21          100          0           0            0            0
       3/25/22          100          0           0            0            0
       3/25/23          100          0           0            0            0
       3/25/24          100          0           0            0            0
       3/25/25           94          0           0            0            0
       3/25/26           83          0           0            0            0
       3/25/27           70          0           0            0            0
       3/25/28           57          0           0            0            0
       3/25/29           42          0           0            0            0
       3/25/30           26          0           0            0            0
       3/25/31           5           0           0            0            0
       3/25/32           0           0           0            0            0
   Average Life to     26.31       7.36         5.50        4.50          3.94
  Maturity (years)
Average Life to Call   26.25       7.05         5.27        4.32          3.80
     (1) (years)

(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

       DATE                  CLASS A-2 CAP (%)               CLASS B-1 CAP (%)
 ----------------      -----------------------------       ---------------------
                                ACTUAL/360                      ACTUAL/360

    3/27/2002                       -                               -
    4/25/2002                      8.63                            8.62
    5/25/2002                      8.35                            8.33
    6/25/2002                      8.08                            8.06
    7/25/2002                      8.36                            8.33
    8/25/2002                      8.09                            8.06
    9/25/2002                      8.10                            8.06
   10/25/2002                      8.37                            8.33
   11/25/2002                      8.11                            8.06
   12/25/2002                      8.39                            8.32
    1/25/2003                      8.12                            8.06
    2/25/2003                      8.13                            8.06
    3/25/2003                      9.01                            8.92
    4/25/2003                      8.14                            8.06
    5/25/2003                      8.42                            8.32
    6/25/2003                      8.16                            8.05
    7/25/2003                      8.44                            8.32
    8/25/2003                      8.18                            8.05
    9/25/2003                      8.19                            8.05
   10/25/2003                      8.47                            8.32
   11/25/2003                      8.20                            8.05
   12/25/2003                      8.49                            8.32
    1/25/2004                      8.23                            8.06
    2/25/2004                      9.07                            9.07
    3/25/2004                      9.71                            9.70
    4/25/2004                      9.10                            9.07
    5/25/2004                      9.42                            9.38
    6/25/2004                      9.16                            9.14
    7/25/2004                      9.52                            9.47
    8/25/2004                      10.06                           10.17
    9/25/2004                      10.08                           10.17
   10/25/2004                      10.44                           10.51
   11/25/2004                      10.13                           10.17
   12/25/2004                      10.52                           10.58
    1/25/2005                      10.24                           10.25
    2/25/2005                      11.11                           11.26
    3/25/2005                      12.34                           12.47
    4/25/2005                      24.00                           11.26

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

       DATE                  CLASS A-2 CAP (%)               CLASS B-1 CAP (%)
 ----------------      -----------------------------       ---------------------
                                ACTUAL/360                      ACTUAL/360

    5/25/2005                      13.08                           11.64
    6/25/2005                      12.64                           11.33
    7/25/2005                      13.03                           11.72
    8/25/2005                      13.39                           12.34
    9/25/2005                      13.40                           12.35
   10/25/2005                      13.84                           12.76
   11/25/2005                      13.40                           12.35
   12/25/2005                      13.88                           12.83
    1/25/2006                      13.46                           12.43
    2/25/2006                      14.01                           13.10
    3/25/2006                      15.52                           14.50
    4/25/2006                      14.01                           13.10
    5/25/2006                      14.48                           13.53
    6/25/2006                      14.04                           13.14
    7/25/2006                      14.52                           13.59
    8/25/2006                      14.06                           13.15
    9/25/2006                      14.06                           13.15
   10/25/2006                      14.52                           13.59
   11/25/2006                      14.06                           13.15
   12/25/2006                      14.52                           13.58
    1/25/2007                      14.06                           13.14
    2/25/2007                      14.06                           13.14
    3/25/2007                      15.56                           14.55
    4/25/2007                      14.06                           13.14
    5/25/2007                      14.52                           13.57
    6/25/2007                      14.06                           13.13
    7/25/2007                      14.53                           13.57
    8/25/2007                      14.06                           13.13
    9/25/2007                      14.06                           13.13
   10/25/2007                      14.53                           13.56
   11/25/2007                      14.06                           13.12
   12/25/2007                      14.53                           13.56
    1/25/2008                      14.06                           13.12
    2/25/2008                      14.06                           13.12
    3/25/2008                      15.03                           14.02
    4/25/2008                      14.06                           13.12
    5/25/2008                      14.53                           13.55

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

       DATE                  CLASS A-2 CAP (%)               CLASS B-1 CAP (%)
 ----------------      -----------------------------       ---------------------
                                ACTUAL/360                      ACTUAL/360

    6/25/2008                      14.06                           13.11
    7/25/2008                      14.53                           13.55
    8/25/2008                      14.07                           13.11
    9/25/2008                      14.07                           13.11
   10/25/2008                      14.54                           13.54
   11/25/2008                      14.07                           13.10
   12/25/2008                      14.54                           13.54
    1/25/2009                      14.07                           13.10
    2/25/2009                      12.79                           13.10
    3/25/2009                      13.93                           14.50
    4/25/2009                      12.60                           13.10
    5/25/2009                      13.04                           13.53
    6/25/2009                      12.64                           13.09
    7/25/2009                      13.08                           13.53
    8/25/2009                      12.68                           13.09
    9/25/2009                      12.70                           13.09
   10/25/2009                      13.15                           13.52
   11/25/2009                      12.75                           13.09
   12/25/2009                      13.20                           13.52
    1/25/2010                      12.80                           13.08
    2/25/2010                      12.82                           13.08
    3/25/2010                      14.22                           14.48
    4/25/2010                      12.87                           13.08
    5/25/2010                      13.33                           13.51
    6/25/2010                      12.93                           13.08
    7/25/2010                      13.39                           13.51
    8/25/2010                      12.98                           13.07
    9/25/2010                      13.01                           13.07
   10/25/2010                      13.48                           13.51
   11/25/2010                      13.07                           13.07
   12/25/2010                      13.54                           13.50
    1/25/2011                      13.14                           13.07
    2/25/2011                      13.17                           13.06
    3/25/2011                      14.62                           14.46
    4/25/2011                      13.24                           13.06
    5/25/2011                      13.72                           13.50
    6/25/2011                      13.32                           13.06

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

       DATE                  CLASS A-2 CAP (%)               CLASS B-1 CAP (%)
 ----------------      -----------------------------       ---------------------
                                ACTUAL/360                      ACTUAL/360

    7/25/2011                      13.80                           13.49
    8/25/2011                      13.39                           13.06
    9/25/2011                      13.43                           13.06
   10/25/2011                      13.92                           13.49
   11/25/2011                      13.52                           13.05
   12/25/2011                      14.01                           13.49
    1/25/2012                      13.61                           13.05
    2/25/2012                      13.65                           13.05
    3/25/2012                      14.64                           13.95
    4/25/2012                      13.75                           13.05
    5/25/2012                      14.26                           13.48
    6/25/2012                      13.85                           13.04
    7/25/2012                      14.36                           13.48
    8/25/2012                      13.95                           13.04
    9/25/2012                      14.01                           13.04
   10/25/2012                      14.53                           13.47
   11/25/2012                      14.12                           13.04
   12/25/2012                      14.65                           13.47
    1/25/2013                      14.24                           13.04
    2/25/2013                      14.30                           13.04
    3/25/2013                      15.91                           14.43
    4/25/2013                      14.43                           13.03
    5/25/2013                      14.98                           13.47
    6/25/2013                      14.57                           13.03
    7/25/2013                      15.13                           13.46
    8/25/2013                      14.71                           13.03
    9/25/2013                      14.78                             -
   10/25/2013                      15.36                             -
   11/25/2013                      14.94                             -
   12/25/2013                      15.52                             -
    1/25/2014                      15.10                             -
    2/25/2014                      15.19                             -
    3/25/2014                      16.91                             -
    4/25/2014                      15.36                             -
    5/25/2014                      15.97                             -
    6/25/2014                      15.55                             -
    7/25/2014                      16.16                             -

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

       DATE                  CLASS A-2 CAP (%)               CLASS B-1 CAP (%)
 ----------------      -----------------------------       ---------------------
                                ACTUAL/360                      ACTUAL/360

    8/25/2014                      15.74                             -
    9/25/2014                      15.84                             -
   10/25/2014                      16.48                             -
   11/25/2014                      16.05                             -
   12/25/2014                      16.70                             -
    1/25/2015                      16.27                             -
    2/25/2015                      16.39                             -
    3/25/2015                      18.27                             -
    4/25/2015                      16.63                             -
    5/25/2015                      17.31                             -
    6/25/2015                      16.88                             -
    7/25/2015                      17.57                             -
    8/25/2015                      17.14                             -
    9/25/2015                      17.28                             -
   10/25/2015                      18.00                             -
   11/25/2015                      17.56                             -
   12/25/2015                      18.30                             -
    1/25/2016                      17.87                             -
    2/25/2016                      18.02                             -
    3/25/2016                      19.44                             -
    4/25/2016                      18.35                             -
    5/25/2016                      19.13                             -
    6/25/2016                      18.69                             -
    7/25/2016                      19.50                             -
    8/25/2016                      19.05                             -
    9/25/2016                      19.24                             -
   10/25/2016                      20.08                             -
   11/25/2016                      19.63                             -
   12/25/2016                      20.50                             -
    1/25/2017                      20.04                             -
    2/25/2017                      20.36                             -
    3/25/2017                      22.93                             -
    4/25/2017                      21.09                             -
    5/25/2017                      22.21                             -
    6/25/2017                      21.90                             -
    7/25/2017                      23.03                             -
    8/25/2017                      22.71                             -

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

       DATE                  CLASS A-2 CAP (%)               CLASS B-1 CAP (%)
 ----------------      -----------------------------       ---------------------
                                ACTUAL/360                      ACTUAL/360

    9/25/2017                      23.15                             -
   10/25/2017                      24.42                             -
   11/25/2017                      24.14                             -
   12/25/2017                      25.51                             -
    1/25/2018                      25.27                             -
    2/25/2018                      25.91                             -
    3/25/2018                      29.44                             -
    4/25/2018                      27.33                             -
    5/25/2018                      29.08                             -
    6/25/2018                      29.02                             -
    7/25/2018                      30.98                             -
    8/25/2018                      31.04                             -
    9/25/2018                      32.21                             -
   10/25/2018                      34.63                             -
   11/25/2018                      34.95                             -
   12/25/2018                      37.79                             -
    1/25/2019                      38.40                             -
    2/25/2019                      40.49                             -
    3/25/2019                      47.47                             -
    4/25/2019                      45.64                             -
    5/25/2019                      50.51                             -
    6/25/2019                      52.74                             -
    7/25/2019                      59.30                             -
    8/25/2019                      63.10                             -
    9/25/2019                      70.29                             -
   10/25/2019                      82.29                             -
   11/25/2019                      92.23                             -
   12/25/2019                     113.81                             -
    1/25/2020                     137.62                             -
    2/25/2020                     185.12                             -
    3/25/2020                     306.76                             -
    4/25/2020                    1,045.99                            -
    5/25/2020                        -                               -

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

-------------------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                               Mortgage
                                                                Pool by
                                             Aggregate        Aggregate        Weighted
                         Number                Cut-off          Cut-off         Average          Weighted        Weighted
                             of                   Date             Date           Gross           Average         Average
                       Mortgage              Principal        Principal        Interest         Remaining        Original
Product Types             Loans                Balance          Balance            Rate              Term             LTV
-------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year              11                535,177             0.09           9.737               118           66.29
Fixed - 15 Year             113              9,332,992             1.58           9.208               178           68.39
Fixed - 20 Year              52              3,808,468             0.64           9.269               238           73.48
Fixed - 25 Year               6                501,572             0.08           9.104               298           73.34
Fixed - 30 Year             807            110,558,577            18.66           8.496               358           74.11
ARM - 6 Month                 2                364,552             0.06           7.412               356           77.89
ARM - 2 Year/6 Month      2,814            448,452,506            75.68           8.940               358           79.24
ARM - 3 Year/6 Month        119             18,974,746             3.20           8.572               358           78.88
-------------------------------------------------------------------------------------------------------------------------
Total:                    3,924            592,528,589           100.00           8.852               354           78.04
-------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

--------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                     Aggregate        Aggregate       Weighted
                                      Number           Cut-off          Cut-off        Average          Weighted        Weighted
                                          of              Date             Date          Gross           Average         Average
                                    Mortgage         Principal        Principal       Interest         Remaining        Original
Range of Gross Interest Rates (%)      Loans           Balance          Balance           Rate              Term             LTV
--------------------------------------------------------------------------------------------------------------------------------
   6.000 -  6.999                        142        32,081,719             5.41          6.939               356           71.46
   7.000 -  7.999                        656       130,731,616            22.06          7.709               355           76.13
   8.000 -  8.999                      1,282       214,675,720            36.23          8.612               354           79.35
   9.000 -  9.999                      1,018       135,561,549            22.88          9.539               354           80.06
  10.000 - 10.999                        508        52,371,323             8.84         10.546               351           78.60
  11.000 - 11.999                        223        19,647,327             3.32         11.449               350           74.67
  12.000 - 12.999                         71         5,373,626             0.91         12.501               350           70.85
  13.000 - 13.999                         20         1,887,790             0.32         13.336               347           70.39
  14.000 - 14.999                          4           197,919             0.03         14.176               358           71.94
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,924       592,528,589           100.00          8.852               354           78.04
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.250
Maximum: 14.650
Weighted Average: 8.852

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                              % of
                                                                          Mortgage
                                                                           Pool by
                                                             Aggregate   Aggregate   Weighted
                                                  Number       Cut-off     Cut-off    Average    Weighted   Weighted
                                                      of          Date        Date      Gross     Average    Average
                                                Mortgage     Principal   Principal   Interest   Remaining   Original
Range of Cut-off Date Principal Balances ($)       Loans       Balance     Balance       Rate        Term        LTV
--------------------------------------------------------------------------------------------------------------------
     25,001 -  50,000                                332    13,938,949        2.35     10.270         328      69.93
     50,001 -  75,000                                658    41,514,085        7.01      9.770         344      75.36
     75,001 - 100,000                                549    47,747,673        8.06      9.325         350      76.85
    100,001 - 125,000                                473    53,312,764        9.00      9.134         352      77.92
    125,001 - 150,000                                400    54,828,806        9.25      8.971         355      78.20
    150,001 - 175,000                                319    51,765,633        8.74      8.846         357      78.20
    175,001 - 200,000                                272    50,903,671        8.59      8.722         357      77.91
    200,001 - 225,000                                193    40,920,536        6.91      8.738         358      79.45
    225,001 - 250,000                                138    32,757,434        5.53      8.635         356      79.23
    250,001 - 275,000                                122    31,984,585        5.40      8.498         356      80.26
    275,001 - 300,000                                 84    24,165,583        4.08      8.560         352      79.35
    300,001 - 325,000                                 87    27,280,449        4.60      8.482         356      80.75
    325,001 - 350,000                                 70    23,674,049        4.00      8.474         355      78.26
    350,001 - 375,000                                 54    19,643,399        3.32      8.567         358      80.91
    375,001 - 400,000                                 47    18,296,823        3.09      8.593         358      79.27
    400,001 - 425,000                                 32    13,246,910        2.24      8.262         358      80.13
    425,001 - 450,000                                 14     6,235,417        1.05      8.319         358      78.72
    450,001 - 475,000                                 20     9,296,441        1.57      8.304         358      74.49
    475,001 - 500,000                                 42    20,632,928        3.48      8.415         358      78.42
    500,001 - 525,000                                  3     1,539,665        0.26      7.417         358      77.76
    525,001 - 550,000                                  6     3,223,223        0.54      8.116         358      70.75
    550,001 - 575,000                                  1       559,319        0.09      8.500         358      70.00
    575,001 - 600,000                                  6     3,592,480        0.61      7.830         358      65.35
    600,001 >=                                         2     1,467,768        0.25      7.414         358      70.76
--------------------------------------------------------------------------------------------------------------------
Total:                                             3,924   592,528,589      100.00      8.852         354      78.04
--------------------------------------------------------------------------------------------------------------------
Minimum: 25,444
Maximum: 818,839
Average: 151,001
--------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                         % of
                                                                     Mortgage
                                                                      Pool by
                                                      Aggregate     Aggregate     Weighted
                                         Number         Cut-off       Cut-off     Average      Weighted   Weighted
                                             of            Date          Date       Gross       Average    Average
                                       Mortgage       Principal     Principal    Interest     Remaining   Original
Range of Original Terms                   Loans         Balance       Balance        Rate          Term        LTV
------------------------------------------------------------------------------------------------------------------
   120                                       11         535,177          0.09       9.737           118      66.29
   180                                      113       9,332,992          1.58       9.208           178      68.39
   240                                       52       3,808,468          0.64       9.269           238      73.48
   300                                        6         501,572          0.08       9.104           298      73.34
   360                                    3,742     578,350,380         97.61       8.842           358      78.25
------------------------------------------------------------------------------------------------------------------
Total:                                    3,924     592,528,589        100.00       8.852           354      78.04
------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 356
------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                          % of
                                                                      Mortgage
                                                                       Pool by
                                                        Aggregate    Aggregate    Weighted
                                          Number          Cut-off      Cut-off     Average      Weighted        Weighted
                                              of             Date         Date       Gross       Average         Average
                                        Mortgage        Principal    Principal    Interest     Remaining        Original
Range of Remaining Terms                   Loans          Balance      Balance        Rate          Term             LTV
------------------------------------------------------------------------------------------------------------------------
   109 - 120                                  11          535,177         0.09       9.737           118           66.29
   169 - 180                                 113        9,332,992         1.58       9.208           178           68.39
   229 - 240                                  52        3,808,468         0.64       9.269           238           73.48
   289 - 300                                   6          501,572         0.08       9.104           298           73.34
   349 - 360                               3,742      578,350,380        97.61       8.842           358           78.25
------------------------------------------------------------------------------------------------------------------------
Total:                                     3,924      592,528,589       100.00       8.852           354           78.04
------------------------------------------------------------------------------------------------------------------------
Minimum: 117
Maximum: 359
Weighted Average: 354
------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                             % of
                                                                         Mortgage
                                                                          Pool by
                                                         Aggregate      Aggregate    Weighted
                                           Number          Cut-off        Cut-off     Average      Weighted    Weighted
                                               of             Date           Date       Gross       Average     Average
                                         Mortgage        Principal      Principal    Interest     Remaining    Original
Range of Original LTV Ratios                Loans          Balance        Balance        Rate          Term         LTV
-----------------------------------------------------------------------------------------------------------------------
<= 40.00                                       64       5,819,613            0.98       8.772           340       32.93
   40.01 -  50.00                              84       9,577,788            1.62       8.470           330       46.23
   50.01 -  60.00                             185      24,061,867            4.06       8.428           352       56.04
   60.01 -  70.00                             569      84,079,938           14.19       8.820           352       66.92
   70.01 -  80.00                           1,612     234,703,567           39.61       8.886           354       77.69
   80.01 -  90.00                           1,381     229,412,675           38.72       8.901           356       86.92
   90.01 - 100.00                              29       4,873,141            0.82       8.349           356       94.66
-----------------------------------------------------------------------------------------------------------------------
Total:                                      3,924     592,528,589          100.00       8.852           354       78.04
-----------------------------------------------------------------------------------------------------------------------
Minimum: 12.94
Maximum: 95.00
Weighted Average: 78.04
-----------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                                      % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                    Aggregate    Aggregate    Weighted
                                                      Number          Cut-off      Cut-off     Average    Weighted    Weighted
                                                          of             Date         Date       Gross     Average     Average
                                                    Mortgage        Principal    Principal    Interest   Remaining    Original
Range of Gross Margins (%)                             Loans          Balance      Balance        Rate        Term         LTV
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                         989      124,736,786        21.05       8.581         339       73.63
<= 5.000                                                   6          836,420         0.14       7.907         357       84.13
   5.001 - 5.500                                           2          596,601         0.10       7.496         357       72.47
   5.501 - 6.000                                           9        1,739,972         0.29       8.257         357       79.09
   6.001 - 6.500                                       1,267      224,892,410        37.95       8.474         358       81.38
   6.501 - 7.000                                         978      148,587,176        25.08       9.090         358       78.77
   7.001 - 7.500                                         672       90,838,086        15.33       9.801         358       74.59
   7.501 - 8.000                                           1          301,137         0.05       7.990         357       85.00
------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,924      592,528,589       100.00       8.852         354       78.04
------------------------------------------------------------------------------------------------------------------------------
Non- Zero Minimum: 4.100
Maximum: 8.000
Non- Zero Weighted Average: 6.661
------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                 Aggregate     Aggregate    Weighted
                                                  Number           Cut-off       Cut-off     Average     Weighted   Weighted
                                                      of              Date          Date       Gross      Average    Average
                                                Mortgage         Principal     Principal    Interest    Remaining   Original
Range of Minimum Mortgage Rates (%)                Loans           Balance       Balance        Rate         Term        LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     989       124,736,786         21.05       8.581          339      73.63
    6.001 -  6.500                                     4           647,824          0.11       6.376          358      77.28
    6.501 -  7.000                                    73        16,549,599          2.79       6.971          358      73.17
    7.001 -  7.500                                   155        33,379,009          5.63       7.430          358      76.89
    7.501 -  8.000                                   330        68,422,096         11.55       7.896          358      79.35
    8.001 -  8.500                                   425        78,951,603         13.32       8.388          358      79.13
    8.501 -  9.000                                   596        98,466,942         16.62       8.882          358      81.05
    9.001 -  9.500                                   386        57,688,003          9.74       9.343          358      80.49
    9.501 - 10.000                                   383        51,926,589          8.76       9.842          358      80.79
   10.001 - 10.500                                   180        21,640,433          3.65      10.352          358      78.65
   10.501 - 11.000                                   185        19,168,154          3.23      10.827          358      78.03
   11.001 - 11.500                                    97        10,216,781          1.72      11.322          358      76.24
   11.501 - 12.000                                    56         4,819,715          0.81      11.829          358      71.11
   12.001 - 12.500                                    35         2,908,119          0.49      12.363          358      68.18
   12.501 - 13.000                                    17         1,695,566          0.29      12.901          357      73.44
   13.001 - 13.500                                     8           825,766          0.14      13.325          358      74.35
   13.501 - 14.000                                     4           419,127          0.07      13.760          358      66.76
   14.001 - 14.500                                     1            66,476          0.01      14.150          358      70.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                             3,924       592,528,589        100.00       8.852          354      78.04
----------------------------------------------------------------------------------------------------------------------------
Non- Zero Minimum: 6.250
Maximum: 14.150
Non- Zero Weighted Average: 8.924
----------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                                % of
                                                                            Mortgage
                                                                             Pool by
                                                              Aggregate    Aggregate   Weighted
                                                Number          Cut-off      Cut-off    Average     Weighted       Weighted
                                                    of             Date         Date      Gross      Average        Average
                                              Mortgage        Principal    Principal   Interest    Remaining       Original
Range of Maximum Loan Rates (%)                  Loans          Balance      Balance       Rate         Term            LTV
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                   989      124,736,786        21.05     8.581           339          73.63
   13.001 - 13.500                                   4          647,824         0.11     6.376           358          77.28
   13.501 - 14.000                                  73       16,549,599         2.79     6.971           358          73.17
   14.001 - 14.500                                 156       33,659,917         5.68     7.439           358          76.87
   14.501 - 15.000                                 333       68,881,110        11.62     7.903           358          79.37
   15.001 - 15.500                                 424       78,670,695        13.28     8.388           358          79.14
   15.501 - 16.000                                 595       98,143,750        16.56     8.883           358          81.03
   16.001 - 16.500                                 387       57,765,285         9.75     9.344           358          80.47
   16.501 - 17.000                                 383       51,967,174         8.77     9.845           358          80.82
   17.001 - 17.500                                 180       21,641,100         3.65    10.357           358          78.69
   17.501 - 18.000                                 183       18,991,748         3.21    10.828           358          77.96
   18.001 - 18.500                                  98       10,421,628         1.76    11.346           358          76.17
   18.501 - 19.000                                  56        4,819,715         0.81    11.829           358          71.11
   19.001 - 19.500                                  33        2,625,322         0.44    12.375           358          67.62
   19.501 - 20.000                                  17        1,695,566         0.29    12.901           357          73.44
   20.001 - 20.500                                   8          825,766         0.14    13.325           358          74.35
   20.501 - 21.000                                   4          419,127         0.07    13.760           358          66.76
   21.001 - 21.500                                   1           66,476         0.01    14.150           358          70.00
---------------------------------------------------------------------------------------------------------------------------
Total:                                           3,924      592,528,589       100.00     8.852           354          78.04
---------------------------------------------------------------------------------------------------------------------------
Non- Zero Minimum: 13.250
Maximum: 21.150
Non- Zero Weighted Average: 15.921
---------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                                     % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                  Aggregate     Aggregate   Weighted
                                                   Number           Cut-off       Cut-off    Average     Weighted   Weighted
                                                       of              Date          Date      Gross      Average    Average
                                                 Mortgage         Principal     Principal   Interest    Remaining   Original
Initial Periodic Cap (%)                            Loans           Balance       Balance       Rate         Term        LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                      989       124,736,786         21.05      8.581          339      73.63
   1.000                                               15         1,964,102          0.33     10.087          358      78.83
   1.500                                            2,903       462,080,697         77.98      8.926          358      79.26
   2.000                                               13         2,925,112          0.49      7.800          357      71.55
   3.000                                                4           821,892          0.14      9.126          358      84.36
----------------------------------------------------------------------------------------------------------------------------
Total:                                              3,924       592,528,589        100.00      8.852          354      78.04
----------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 3.000
Weighted Average: 1.504
----------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                              % of
                                                                          Mortgage
                                                                           Pool by
                                                            Aggregate    Aggregate   Weighted
                                              Number          Cut-off      Cut-off    Average      Weighted     Weighted
                                                  of             Date         Date      Gross       Average      Average
                                            Mortgage        Principal    Principal   Interest     Remaining     Original
Subsequent Periodic Cap (%)                    Loans          Balance      Balance       Rate          Term          LTV
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                 989      124,736,786        21.05      8.581           339        73.63
    1.000                                         30        4,843,974         0.82      8.833           357        75.13
    1.500                                      2,905      462,947,829        78.13      8.925           358        79.26
------------------------------------------------------------------------------------------------------------------------
Total:                                         3,924      592,528,589       100.00      8.852           354        78.04
------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 1.500
Weighted Average: 1.495
------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                             % of
                                                                         Mortgage
                                                                          Pool by
                                                       Aggregate        Aggregate        Weighted
                                         Number          Cut-off          Cut-off         Average         Weighted        Weighted
                                             of             Date             Date           Gross          Average         Average
                                       Mortgage        Principal        Principal        Interest        Remaining        Original
Next Rate Adjustment Dates                Loans          Balance          Balance            Rate             Term             LTV
----------------------------------------------------------------------------------------------------------------------------------
May 2002                                      1          300,691             0.05           7.500              356           77.44
July 2002                                     1           63,861             0.01           7.000              358           80.00
July 2003                                     3          486,170             0.08           8.789              352           60.66
August 2003                                   3          177,364             0.03          10.534              353           80.25
October 2003                                  1          498,683             0.08           8.250              355           72.99
November 2003                                25        3,265,539             0.55           9.771              356           78.44
December 2003                               752      123,077,794            20.77           9.015              357           79.16
January 2004                              2,030      320,946,955            54.17           8.903              358           79.31
August 2004                                   1          127,529             0.02           9.300              353           80.00
October 2004                                  1          321,874             0.05           7.990              355           84.99
November 2004                                 1          150,619             0.03           8.350              356           70.23
December 2004                                38        6,293,033             1.06           8.717              357           78.61
January 2005                                 78       12,081,691             2.04           8.508              358           78.95
Fixed Rate                                  989      124,736,786            21.05           8.581              339           73.63
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,924      592,528,589           100.00           8.852              354           78.04
----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                                     % of
                                                                                 Mortgage
                                                                                  Pool by
                                                                   Aggregate    Aggregate    Weighted
                                                      Number         Cut-off      Cut-off     Average     Weighted       Weighted
                                                          of            Date         Date       Gross      Average        Average
                                                    Mortgage       Principal    Principal    Interest    Remaining       Original
Geographic Distribution of Mortgaged Properties        Loans         Balance      Balance        Rate         Term            LTV
---------------------------------------------------------------------------------------------------------------------------------
California                                             1,269     277,847,009        46.89       8.412          356          77.72
Michigan                                                 296      31,909,195         5.39       9.302          355          78.02
Texas                                                    348      30,632,036         5.17      10.070          337          76.69
Florida                                                  230      27,072,795         4.57       9.251          352          78.15
Illinois                                                 177      25,442,981         4.29       9.022          356          77.97
Massachusetts                                            103      19,414,394         3.28       8.940          355          74.21
Colorado                                                 115      18,330,415         3.09       8.888          358          79.03
Washington                                                75      14,782,621         2.49       8.711          357          79.11
Georgia                                                  121      14,242,582         2.40       9.293          355          79.47
Minnesota                                                 72      10,391,413         1.75       9.026          357          79.45
Ohio                                                     120      10,332,958         1.74       9.167          348          79.98
Nevada                                                    57       7,682,081         1.30       8.850          351          82.11
Arizona                                                   75       7,521,910         1.27       9.167          356          78.22
New Jersey                                                46       7,077,737         1.19       9.415          349          77.40
Maryland                                                  35       6,587,122         1.11       8.862          356          78.65
Other                                                    785      83,261,339        14.05       9.298          351          79.08
---------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,924     592,528,589       100.00       8.852          354          78.04
---------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 47
---------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                      % of
                                                                  Mortgage
                                                                   Pool by
                                                 Aggregate       Aggregate        Weighted
                             Number                Cut-off         Cut-off         Average          Weighted       Weighted
                                 of                   Date            Date           Gross           Average        Average
                           Mortgage              Principal       Principal        Interest         Remaining       Original
Occupancy                     Loans                Balance         Balance            Rate              Term            LTV
---------------------------------------------------------------------------------------------------------------------------
Primary                       3,615            556,986,707           94.00           8.851               354          78.27
Investment                      300             33,381,961            5.63           8.924               352          74.60
Second Home                       9              2,159,921            0.36           7.843               347          74.26
---------------------------------------------------------------------------------------------------------------------------
Total:                        3,924            592,528,589          100.00           8.852               354          78.04
---------------------------------------------------------------------------------------------------------------------------

                                                                      % of
                                                                  Mortgage
                                                                   Pool by
                                                 Aggregate       Aggregate        Weighted
                             Number                Cut-off         Cut-off         Average          Weighted       Weighted
                                 of                   Date            Date           Gross           Average        Average
                           Mortgage              Principal       Principal        Interest         Remaining       Original
Property Type                 Loans                Balance         Balance            Rate              Term            LTV
---------------------------------------------------------------------------------------------------------------------------
Single Family Residence       3,195            471,647,348           79.60           8.884               354          77.87
PUD                             320             57,923,379            9.78           8.799               354          79.91
2-4 Family                      184             32,919,345            5.56           8.644               354          77.75
Condo                           174             25,651,978            4.33           8.581               355          77.85
Manufactured Housing             51              4,386,539            0.74           9.163               342          75.62
---------------------------------------------------------------------------------------------------------------------------
Total:                        3,924            592,528,589          100.00           8.852               354          78.04
---------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                          % of
                                                                      Mortgage
                                                                       Pool by
                                                     Aggregate       Aggregate        Weighted
                                 Number                Cut-off         Cut-off         Average          Weighted       Weighted
                                     of                   Date            Date           Gross           Average        Average
                               Mortgage              Principal       Principal        Interest         Remaining       Original
Loan Purpose                      Loans                Balance         Balance            Rate              Term            LTV
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               2,669            403,082,701           68.03           8.803               353          76.74
Purchase                            619             94,862,923           16.01           9.025               357          83.86
Refinance - Rate Term               636             94,582,965           15.96           8.884               354          77.79
-------------------------------------------------------------------------------------------------------------------------------
Total:                            3,924            592,528,589          100.00           8.852               354          78.04
-------------------------------------------------------------------------------------------------------------------------------

                                                                          % of
                                                                      Mortgage
                                                                       Pool by
                                                     Aggregate       Aggregate         Weighted
                                 Number                Cut-off         Cut-off          Average         Weighted       Weighted
                                     of                   Date            Date            Gross          Average        Average
                               Mortgage              Principal       Principal         Interest        Remaining       Original
Documentation Level               Loans                Balance         Balance             Rate             Term            LTV
-------------------------------------------------------------------------------------------------------------------------------
Full                              2,334            309,542,891           52.24           8.860               353          78.19
Stated Documentation              1,327            232,493,960           39.24           8.903               355          77.30
Limited                             263             50,491,738            8.52           8.563               355          80.58
-------------------------------------------------------------------------------------------------------------------------------
Total:                            3,924            592,528,589          100.00           8.852               354          78.04
-------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

All records

                                                                            % of
                                                                        Mortgage
                                                                         Pool by
                                                       Aggregate       Aggregate        Weighted
                                   Number                Cut-off         Cut-off         Average         Weighted        Weighted
                                       of                   Date            Date           Gross          Average         Average
                                 Mortgage              Principal       Principal        Interest        Remaining        Original
Credit Score                        Loans                Balance         Balance            Rate             Term             LTV
---------------------------------------------------------------------------------------------------------------------------------
Below 476                               1                 76,197            0.01          10.000              357           62.03
   476 - 500                           19              2,469,758            0.42           9.827              355           75.49
   501 - 525                          583             71,669,773           12.10           9.684              353           75.24
   526 - 550                          767            105,827,225           17.86           9.317              354           76.75
   551 - 575                          599             85,868,249           14.49           9.129              354           77.80
   576 - 600                          544             83,383,164           14.07           8.817              354           77.94
   601 - 625                          491             79,865,738           13.48           8.571              353           78.90
   626 - 650                          407             69,178,178           11.68           8.342              353           79.83
   651 - 675                          252             46,148,961            7.79           8.155              354           81.43
   676 - 700                          127             22,797,075            3.85           8.169              355           80.58
   701 - 725                           62             12,389,695            2.09           7.898              357           77.51
   726 - 750                           44              6,577,078            1.11           7.934              354           77.33
   751 - 775                           18              4,817,209            0.81           7.299              358           75.30
   776 - 800                            9              1,380,421            0.23           7.746              358           75.73
Above 800                               1                 79,868            0.01           7.000              358           35.71
---------------------------------------------------------------------------------------------------------------------------------
Total:                              3,924            592,528,589          100.00           8.852              354           78.04
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 470
Maximum: 807
Weighted Average: 591
---------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                             % of
                                                                         Mortgage
                                                                          Pool by
                                                       Aggregate        Aggregate        Weighted
                                  Number                 Cut-off          Cut-off         Average          Weighted        Weighted
                                      of                    Date             Date           Gross           Average         Average
                                Mortgage               Principal        Principal        Interest         Remaining        Original
Product Types                      Loans                 Balance          Balance            Rate              Term             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                       11                 535,177             0.22           9.737               118           66.29
Fixed - 15 Year                      113               9,332,992             3.85           9.208               178           68.39
Fixed - 20 Year                       52               3,808,468             1.57           9.269               238           73.48
Fixed - 25 Year                        6                 501,572             0.21           9.104               298           73.34
Fixed - 30 Year                      807             110,558,577            45.56           8.496               358           74.11
ARM - 2 Year/6 Month                 296             113,782,211            46.89           8.581               358           80.01
ARM - 3 Year/6 Month                  11               4,131,433             1.70           7.755               357           84.55
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             1,296             242,650,430           100.00           8.566               348           76.81
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                                  % of
                                                                              Mortgage
                                                                               Pool by
                                                            Aggregate        Aggregate        Weighted
                                             Number           Cut-off          Cut-off         Average         Weighted    Weighted
                                                 of              Date             Date           Gross          Average     Average
                                           Mortgage         Principal        Principal        Interest        Remaining    Original
Range of Gross Interest Rates (%)             Loans           Balance          Balance            Rate             Term         LTV
-----------------------------------------------------------------------------------------------------------------------------------
     6.000 -  6.999                              88        22,099,843             9.11           6.936              355       70.96
     7.000 -  7.999                             289        69,403,376            28.60           7.709              352       74.91
     8.000 -  8.999                             403        87,384,722            36.01           8.590              349       78.59
     9.000 -  9.999                             269        41,672,496            17.17           9.555              345       78.92
    10.000 - 10.999                             152        15,098,407             6.22          10.525              333       79.65
    11.000 - 11.999                              65         5,203,073             2.14          11.478              329       73.95
    12.000 - 12.999                              20         1,069,648             0.44          12.468              319       72.08
    13.000 - 13.999                               9           680,477             0.28          13.205              329       67.38
    14.000 - 14.999                               1            38,388             0.02          14.650              358       80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                        1,296       242,650,430           100.00           8.566              348       76.81
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.250
Maximum: 14.650
Weighted Average: 8.566
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                                      % of
                                                                                  Mortgage
                                                                                   Pool by
                                                                    Aggregate    Aggregate     Weighted
                                                       Number         Cut-off      Cut-off      Average     Weighted       Weighted
                                                           of            Date         Date        Gross      Average        Average
                                                     Mortgage       Principal    Principal     Interest    Remaining       Original
Range of Cut-off Date Principal Balances ($)            Loans         Balance      Balance         Rate         Term            LTV
-----------------------------------------------------------------------------------------------------------------------------------
    25,001 -  50,000                                      164       6,876,374         2.83       10.296          298          68.01
    50,001 -  75,000                                      221      13,759,957         5.67        9.663          318          73.62
    75,001 - 100,000                                      149      12,837,100         5.29        9.069          329          73.68
   100,001 - 125,000                                      107      12,098,902         4.99        8.720          331          73.40
   125,001 - 150,000                                       73       9,980,992         4.11        8.499          340          73.54
   150,001 - 175,000                                       61       9,930,209         4.09        8.277          352          76.94
   175,001 - 200,000                                       53       9,961,290         4.11        8.557          352          75.35
   200,001 - 225,000                                       36       7,678,629         3.16        8.183          358          73.62
   225,001 - 250,000                                       32       7,567,353         3.12        8.267          352          77.15
   250,001 - 275,000                                       17       4,465,584         1.84        8.055          347          73.93
   275,001 - 300,000                                       13       3,755,383         1.55        8.126          322          74.78
   300,001 - 325,000                                       81      25,393,950        10.47        8.430          355          81.08
   325,001 - 350,000                                       67      22,663,635         9.34        8.496          355          78.57
   350,001 - 375,000                                       52      18,924,325         7.80        8.579          358          81.20
   375,001 - 400,000                                       46      17,906,209         7.38        8.573          358          79.14
   400,001 - 425,000                                       32      13,246,910         5.46        8.262          358          80.13
   425,001 - 450,000                                       13       5,786,067         2.38        8.371          358          79.01
   450,001 - 475,000                                       20       9,296,441         3.83        8.304          358          74.49
   475,001 - 500,000                                       41      20,138,665         8.30        8.438          358          78.63
   500,001 - 525,000                                        3       1,539,665         0.63        7.417          358          77.76
   525,001 - 550,000                                        6       3,223,223         1.33        8.116          358          70.75
   550,001 - 575,000                                        1         559,319         0.23        8.500          358          70.00
   575,001 - 600,000                                        6       3,592,480         1.48        7.830          358          65.35
   600,001 >=                                               2       1,467,768         0.60        7.414          358          70.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                 1,296      242,650,430       100.00        8.566          348          76.81
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 29,858
Maximum: 818,839
Average: 187,230
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                            % of
                                                                        Mortgage
                                                                         Pool by
                                                        Aggregate      Aggregate       Weighted
                                        Number            Cut-off        Cut-off        Average          Weighted        Weighted
                                            of               Date           Date          Gross           Average         Average
                                      Mortgage          Principal      Principal       Interest         Remaining        Original
Range of Original Terms                  Loans            Balance        Balance           Rate              Term             LTV
---------------------------------------------------------------------------------------------------------------------------------
   120                                      11            535,177           0.22          9.737               118           66.29
   180                                     113          9,332,992           3.85          9.208               178           68.39
   240                                      52          3,808,468           1.57          9.269               238           73.48
   300                                       6            501,572           0.21          9.104               298           73.34
   360                                   1,114        228,472,221          94.16          8.525               358           77.24
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,296        242,650,430         100.00          8.566               348           76.81
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 351
---------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                                 % of
                                                                             Mortgage
                                                                              Pool by
                                                           Aggregate        Aggregate        Weighted
                                            Number           Cut-off          Cut-off         Average       Weighted      Weighted
                                                of              Date             Date           Gross        Average       Average
                                          Mortgage         Principal        Principal        Interest      Remaining      Original
Range of Remaining Terms                     Loans           Balance          Balance            Rate           Term           LTV
----------------------------------------------------------------------------------------------------------------------------------
   109 - 120                                    11           535,177             0.22           9.737            118         66.29
   169 - 180                                   113         9,332,992             3.85           9.208            178         68.39
   229 - 240                                    52         3,808,468             1.57           9.269            238         73.48
   289 - 300                                     6           501,572             0.21           9.104            298         73.34
   349 - 360                                 1,114       228,472,221            94.16           8.525            358         77.24
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       1,296       242,650,430           100.00           8.566            348         76.81
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 117
Maximum: 359
Weighted Average: 348
----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                             % of
                                                                         Mortgage
                                                                          Pool by
                                                         Aggregate      Aggregate        Weighted
                                           Number          Cut-off        Cut-off         Average          Weighted        Weighted
                                               of             Date           Date           Gross           Average         Average
                                         Mortgage        Principal      Principal        Interest         Remaining        Original
Range of Original LTV Ratios                Loans          Balance        Balance            Rate              Term             LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 40.00                                       39        3,812,717           1.57           8.437               331           32.17
   40.01 -  50.00                              47        5,915,374           2.44           8.257               314           45.84
   50.01 -  60.00                              80       12,570,967           5.18           8.062               346           56.35
   60.01 -  70.00                             224       39,271,698          16.18           8.363               345           66.73
   70.01 -  80.00                             509       91,554,020          37.73           8.610               347           77.54
   80.01 -  90.00                             388       87,750,727          36.16           8.715               354           87.15
   90.01 - 100.00                               9        1,774,927           0.73           8.335               352           94.40
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,296       242,650,430         100.00           8.566               348           76.81
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.94
Maximum: 95.00
Weighted Average: 76.81
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                               % of
                                                                           Mortgage
                                                                            Pool by
                                                          Aggregate       Aggregate         Weighted
                                           Number           Cut-off         Cut-off          Average         Weighted     Weighted
                                               of              Date            Date            Gross          Average      Average
                                         Mortgage         Principal       Principal         Interest        Remaining     Original
Range of Gross Margins (%)                  Loans           Balance         Balance             Rate             Term          LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              989       124,736,786           51.41            8.581              339        73.63
   5.001 - 5.500                                1           358,820            0.15            7.990              357        85.00
   5.501 - 6.000                                1           321,874            0.13            7.990              355        84.99
   6.001 - 6.500                              172        67,301,454           27.74            8.225              358        81.71
   6.501 - 7.000                               92        34,951,079           14.40            8.892              358        79.69
   7.001 - 7.500                               40        14,679,280            6.05            9.275              357        73.89
   7.501 - 8.000                                1           301,137            0.12            7.990              357        85.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,296       242,650,430          100.00            8.566              348        76.81
----------------------------------------------------------------------------------------------------------------------------------
Non- Zero Minimum: 5.350
Maximum: 8.000
Non- Zero Weighted Average: 6.603
----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                                 % of
                                                                             Mortgage
                                                                              Pool by
                                                              Aggregate     Aggregate      Weighted
                                                Number          Cut-off       Cut-off       Average       Weighted        Weighted
                                                    of             Date          Date         Gross        Average         Average
                                              Mortgage        Principal     Principal      Interest      Remaining        Original
Range of Minimum Mortgage Rates (%)              Loans          Balance       Balance          Rate           Term             LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                   989      124,736,786         51.41         8.581            339           73.63
     6.001 -  6.500                                  1          314,401          0.13         6.250            358           78.75
     6.501 -  7.000                                 16        6,281,082          2.59         6.984            358           73.85
     7.001 -  7.500                                 30       11,916,564          4.91         7.446            358           78.10
     7.501 -  8.000                                 61       23,865,696          9.84         7.906            358           81.10
     8.001 -  8.500                                 65       25,848,446         10.65         8.401            358           79.13
     8.501 -  9.000                                 61       23,402,481          9.64         8.902            358           82.77
     9.001 -  9.500                                 28        9,649,840          3.98         9.332            358           80.38
     9.501 - 10.000                                 29       10,726,002          4.42         9.817            358           81.84
    10.001 - 10.500                                  7        2,980,681          1.23        10.297            358           82.06
    10.501 - 11.000                                  3        1,082,071          0.45        10.869            358           78.43
    11.001 - 11.500                                  4        1,126,035          0.46        11.416            357           70.66
    11.501 - 12.000                                  1          387,663          0.16        11.990            357           80.00
    12.501 - 13.000                                  1          332,682          0.14        13.000            357           65.04
----------------------------------------------------------------------------------------------------------------------------------
Total:                                           1,296      242,650,430        100.00         8.566            348           76.81
----------------------------------------------------------------------------------------------------------------------------------
Non- Zero Minimum: 6.250
Maximum: 13.000
Non- Zero Weighted Average: 8.552

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                              % of
                                                                          Mortgage
                                                                           Pool by
                                                         Aggregate       Aggregate       Weighted
                                         Number            Cut-off         Cut-off         Average         Weighted        Weighted
                                             of               Date            Date           Gross          Average         Average
                                       Mortgage          Principal       Principal        Interest        Remaining        Original
Range of Maximum Loan Rates (%)           Loans            Balance         Balance            Rate             Term             LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            989        124,736,786           51.41           8.581              339           73.63
    13.001 - 13.500                           1            314,401            0.13           6.250              358           78.75
    13.501 - 14.000                          16          6,281,082            2.59           6.984              358           73.85
    14.001 - 14.500                          30         11,916,564            4.91           7.446              358           78.10
    14.501 - 15.000                          61         23,865,696            9.84           7.906              358           81.10
    15.001 - 15.500                          65         25,848,446           10.65           8.401              358           79.13
    15.501 - 16.000                          61         23,402,481            9.64           8.902              358           82.77
    16.001 - 16.500                          28          9,649,840            3.98           9.332              358           80.38
    16.501 - 17.000                          29         10,726,002            4.42           9.817              358           81.84
    17.001 - 17.500                           8          3,058,630            1.26          10.328              358           81.88
    17.501 - 18.000                           3          1,082,071            0.45          10.869              358           78.43
    18.001 - 18.500                           3          1,048,086            0.43          11.410              357           70.34
    18.501 - 19.000                           1            387,663            0.16          11.990              357           80.00
    19.501 - 20.000                           1            332,682            0.14          13.000              357           65.04
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,296        242,650,430          100.00           8.566              348           76.81
-----------------------------------------------------------------------------------------------------------------------------------
Non- Zero Minimum: 13.250
Maximum: 20.000
Non- Zero Weighted Average: 15.551
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                     Aggregate        Aggregate        Weighted
                                    Number             Cut-off          Cut-off         Average          Weighted        Weighted
                                        of                Date             Date           Gross           Average         Average
                                  Mortgage           Principal        Principal        Interest         Remaining        Original
Initial Periodic Cap (%)             Loans             Balance          Balance            Rate              Term             LTV
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       989         124,736,786            51.41           8.581               339           73.63
   1.000                                 1              77,949             0.03          11.500               358           75.00
   1.500                               303         116,796,080            48.13           8.554               358           80.17
   2.000                                 2             720,004             0.30           7.796               356           80.02
   3.000                                 1             319,611             0.13           8.500               358           80.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                               1,296         242,650,430           100.00           8.566               348           76.81
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 3.000
Weighted Average: 1.507
---------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                                 % of
                                                                             Mortgage
                                                                              Pool by
                                                              Aggregate     Aggregate    Weighted
                                                Number          Cut-off       Cut-off     Average      Weighted     Weighted
                                                    of             Date          Date       Gross       Average      Average
                                              Mortgage        Principal     Principal    Interest     Remaining     Original
Subsequent Periodic Cap (%)                      Loans          Balance       Balance        Rate          Term          LTV
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                   989      124,736,786         51.41       8.581           339        73.63
    1.000                                            2          399,823          0.16       8.674           356        83.04
    1.500                                          305      117,513,821         48.43       8.551           358        80.16
----------------------------------------------------------------------------------------------------------------------------
Total:                                           1,296      242,650,430        100.00       8.566           348        76.81
----------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 1.500
Weighted Average: 1.498
----------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                            % of
                                                                        Mortgage
                                                                         Pool by
                                                        Aggregate      Aggregate        Weighted
                                          Number          Cut-off        Cut-off         Average          Weighted        Weighted
                                              of             Date           Date           Gross           Average         Average
                                        Mortgage        Principal      Principal        Interest         Remaining        Original
Next Rate Adjustment Dates                 Loans          Balance        Balance            Rate              Term             LTV
----------------------------------------------------------------------------------------------------------------------------------
July 2003                                      1          348,261           0.14           8.500               352           56.27
October 2003                                   1          498,683           0.21           8.250               355           72.99
November 2003                                  2          746,067           0.31           8.927               356           73.08
December 2003                                 87       32,647,936          13.45           8.768               357           79.94
January 2004                                 205       79,541,263          32.78           8.503               358           80.25
October 2004                                   1          321,874           0.13           7.990               355           84.99
December 2004                                  5        1,890,328           0.78           7.688               357           85.34
January 2005                                   5        1,919,231           0.79           7.781               358           83.70
Fixed Rate                                   989      124,736,786          51.41           8.581               339           73.63
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,296      242,650,430         100.00           8.566               348           76.81
----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                    Aggregate       Aggregate     Weighted
                                                       Number         Cut-off         Cut-off      Average    Weighted     Weighted
                                                           of            Date            Date        Gross     Average      Average
                                                     Mortgage       Principal       Principal     Interest   Remaining     Original
Geographic Distribution of Mortgaged Properties         Loans         Balance         Balance         Rate        Term          LTV
-----------------------------------------------------------------------------------------------------------------------------------
California                                                508     138,259,718           56.98        8.200         354        76.91
Texas                                                     169      13,630,324            5.62        9.747         310        75.16
Florida                                                    72       8,917,960            3.68        9.023         340        73.18
Michigan                                                   64       8,867,348            3.65        8.735         348        77.79
Illinois                                                   44       8,182,405            3.37        9.031         352        79.84
Washington                                                 29       7,557,290            3.11        8.394         356        78.82
Massachusetts                                              19       5,921,805            2.44        8.452         348        73.81
Virginia                                                   13       3,260,844            1.34        9.265         351        78.16
Colorado                                                   15       3,254,652            1.34        8.803         358        76.16
New Jersey                                                 20       3,252,186            1.34        9.687         339        75.87
Georgia                                                    24       3,223,553            1.33        9.137         347        77.98
Connecticut                                                 9       2,856,648            1.18        8.665         358        78.16
Ohio                                                       34       2,821,476            1.16        8.885         322        77.84
Tennessee                                                  21       2,645,222            1.09        9.158         318        79.32
Minnesota                                                  13       2,601,861            1.07        8.528         355        76.70
Other                                                     242      27,397,139           11.29        9.150         340        76.55
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                  1,296     242,650,430          100.00        8.566         348        76.81
-----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 44
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                       % of
                                                                   Mortgage
                                                                    Pool by
                                                 Aggregate        Aggregate       Weighted
                             Number                Cut-off          Cut-off        Average          Weighted        Weighted
                                 of                   Date             Date          Gross           Average         Average
                           Mortgage              Principal        Principal       Interest         Remaining        Original
Occupancy                     Loans                Balance          Balance           Rate              Term             LTV
----------------------------------------------------------------------------------------------------------------------------
Primary                       1,192            230,097,525            94.83          8.554               349           76.99
Investment                       98             10,721,207             4.42          8.975               340           73.14
Second Home                       6              1,831,699             0.75          7.777               346           75.35
----------------------------------------------------------------------------------------------------------------------------
Total:                        1,296            242,650,430           100.00          8.566               348           76.81
----------------------------------------------------------------------------------------------------------------------------



                                                                       % of
                                                                   Mortgage
                                                                    Pool by
                                                 Aggregate        Aggregate       Weighted
                             Number                Cut-off          Cut-off        Average          Weighted        Weighted
                                 of                   Date             Date          Gross           Average         Average
                           Mortgage              Principal        Principal       Interest         Remaining        Original
Property Type                 Loans                Balance          Balance           Rate              Term             LTV
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence       1,071            195,673,934            80.64          8.591               348           76.36
PUD                             119             26,700,783            11.00          8.494               349           78.84
2-4 Family                       48             10,118,692             4.17          8.506               346           78.52
Condo                            40              8,658,600             3.57          8.161               349           79.13
Manufactured Housing             18              1,498,421             0.62          9.410               311           73.68
----------------------------------------------------------------------------------------------------------------------------
Total:                        1,296            242,650,430           100.00          8.566               348           76.81
----------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                               Aggregate       Aggregate        Weighted
                           Number                Cut-off         Cut-off         Average          Weighted        Weighted
                               of                   Date            Date           Gross           Average         Average
                         Mortgage              Principal       Principal        Interest         Remaining        Original
Loan Purpose                Loans                Balance         Balance            Rate              Term             LTV
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout           952            171,639,337           70.74           8.533               347           75.52
Refinance - Rate Term         201             37,492,824           15.45           8.533               348           75.73
Purchase                      143             33,518,270           13.81           8.776               356           84.61
--------------------------------------------------------------------------------------------------------------------------
Total:                      1,296            242,650,430          100.00           8.566               348           76.81
--------------------------------------------------------------------------------------------------------------------------


                                                                    % of
                                                                Mortgage
                                                                 Pool by
                                               Aggregate       Aggregate        Weighted
                           Number                Cut-off         Cut-off         Average          Weighted        Weighted
                               of                   Date            Date           Gross           Average         Average
                         Mortgage              Principal       Principal        Interest         Remaining        Original
Documentation Level         Loans                Balance         Balance            Rate              Term             LTV
--------------------------------------------------------------------------------------------------------------------------
Full                          765            115,390,150           47.55           8.501               345           76.24
Stated Documentation          437            103,252,018           42.55           8.682               351           76.95
Limited                        94             24,008,263            9.89           8.385               352           78.89
--------------------------------------------------------------------------------------------------------------------------
Total:                      1,296            242,650,430          100.00           8.566               348           76.81
--------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC1          MORGAN STANLEY

Group II

                                                                     % of
                                                                 Mortgage
                                                                  Pool by
                                                Aggregate       Aggregate        Weighted
                            Number                Cut-off         Cut-off         Average          Weighted       Weighted
                                of                   Date            Date           Gross           Average        Average
                          Mortgage              Principal       Principal        Interest         Remaining       Original
Credit Score                 Loans                Balance         Balance            Rate              Term            LTV
--------------------------------------------------------------------------------------------------------------------------
Below 476                        1                 76,197            0.03          10.000               357          62.03
   476 - 500                     8              1,224,824            0.50           9.816               351          73.23
   501 - 525                   134             18,875,255            7.78           9.628               340          73.34
   526 - 550                   181             30,279,148           12.48           9.186               346          76.26
   551 - 575                   169             28,491,113           11.74           8.930               348          76.12
   576 - 600                   165             32,159,261           13.25           8.774               347          75.97
   601 - 625                   189             37,646,962           15.51           8.473               348          77.10
   626 - 650                   181             37,279,767           15.36           8.185               348          77.94
   651 - 675                   131             28,030,676           11.55           8.001               352          80.27
   676 - 700                    63             12,808,520            5.28           7.884               353          78.55
   701 - 725                    33              7,397,599            3.05           7.836               356          76.21
   726 - 750                    20              3,064,289            1.26           7.545               349          71.73
   751 - 775                    14              4,220,365            1.74           7.234               358          74.30
   776 - 800                     6              1,016,586            0.42           7.715               358          71.43
Above 800                        1                 79,868            0.03           7.000               358          35.71
--------------------------------------------------------------------------------------------------------------------------
Total:                       1,296            242,650,430          100.00           8.566               348          76.81
--------------------------------------------------------------------------------------------------------------------------
Minimum: 470
Maximum: 807
Weighted Average: 608
--------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY              |                        |         February 26, 2002
Securitized Products Group  | [MORGAN STANLEY LOGO]  |
                            |                        |
--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS


                                  $227,118,000
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2002-NC1


                       MORTGAGE PASS-THROUGH CERTIFICATES

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY              |                        |         February 26, 2002
Securitized Products Group  | [MORGAN STANLEY LOGO]  |
                            |                        |
--------------------------------------------------------------------------------

                           APPROXIMATELY $227,118,000

           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-NC1

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                                 PROVIDENT BANK
                                    SERVICER

                             TRANSACTION HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       MODIFIED
                                     EXPECTED RATINGS  AVG LIFE TO   DURATION TO
                                       (S&P/FITCH/        CALL /        CALL /       PAYMENT WINDOW TO
CLASSES   DESCRIPTION    BALANCE         MOODY'S)       MTY(1)(2)     MTY(1)(2)       CALL / MTY(1)(2)     DAY COUNT     BENCHMARK
====================================================================================================================================
 A-1     Not Offered  $286,900,000                                        *****Not Offered*****
------------------------------------------------------------------------------------------------------------------------------------
 A-2       Floater    $198,973,000     AAA/AAA/Aaa     2.97 / 3.34   2.83 / 3.12   4/02-3/10 / 4/02-12/19  Actual/360  1 Month LIBOR
------------------------------------------------------------------------------------------------------------------------------------
 M-1     Not Offered   $35,552,000                                        *****Not Offered*****
------------------------------------------------------------------------------------------------------------------------------------
 M-2     Not Offered   $32,589,000                                        *****Not Offered*****
------------------------------------------------------------------------------------------------------------------------------------
 B-1       Floater     $28,145,000    BBB-/BBB-/Baa2   5.27 / 5.50   4.65 / 4.81   4/05-3/10 / 4/05-5/13   Actual/360  1 Month LIBOR
------------------------------------------------------------------------------------------------------------------------------------

Notes:  (1)  Certificates are priced to the 10% optional clean-up call.
        (2)  Based on the pricing prepayment speed.  See details below.

ISSUER:                      Morgan Stanley Dean Witter Capital I Inc. Trust
                             2002-NC1

DEPOSITOR:                   Morgan Stanley Dean Witter Capital I Inc.

MASTER SERVICER:             Provident Bank

TRUSTEE:                     U.S. Bank National Association

MANAGERS:                    Morgan Stanley (lead manager)

RATING AGENCIES:             Standard & Poor's, Moody's Investors Service and
                             Fitch Ratings

OFFERED CERTIFICATES:        Classes A-2 and B-1 Certificates

PRICING DATE:                March [  ], 2002

EXPECTED CLOSING DATE:       March 27, 2002 through DTC and Euroclear or
                             Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:          The 25th of each month, or if such day is not a
                             business day, on the next business day, beginning
                             April 25, 2002.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

DUE PERIOD:                  For any Distribution Date, the period commencing on
                             the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:     The interest accrual period for the Offered
                             Certificates with respect to any Distribution Date will be the period beginning with the 25th day of the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 day count basis).

MORTGAGE LOANS:              The Trust will consist of two groups consisting of
                             fixed and adjustable rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:      Approximately $349,878,159 of Mortgage Loans with
                             original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:     Approximately $242,650,430 of Mortgage Loans that
                             predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:    o    Fixed Rate Mortgage Loans: CPR starting at
                             approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.
                             o    ARM Mortgage Loans: CPR of 25%.

CREDIT ENHANCEMENT:          The Offered Certificates are credit enhanced by:
                             1)   Net monthly excess cashflow from the Mortgage
                                  Loans,
                             2)   1.75% overcollateralization (funded upfront).
                                  After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the ending pool balance of the Mortgage Loans, subject to a 0.50% floor, based on the initial balance of the Mortgage Loans, and
                             3)   In the case of the Class A-2 Certificates,
                                  subordination of distributions on the more
                                  subordinate classes of certificates to the
                                  required distributions on the more senior
                                  classes of certificates.

CREDIT ENHANCEMENT           For any Distribution Date, the percentage obtained
PERCENTAGE:                  by dividing (x) the aggregate Certificate Principal
                             Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution
                             Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

STEP-DOWN DATE:              The later to occur of:
                             (x)  the earlier of:
                                  (a) the Distribution Date occurring in April 2005; and
                                  (b)  the Distribution Date on which the
                                       aggregate balance of the Class A
                                       Certificates is reduced to zero; and
                             (y)  the first Distribution Date on which the
                                  Credit Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the mortgage loans on the last day of the related Due Period but prior to any applications of principal distributions to the certificates) is greater than or equal to 36.00%.

TRIGGER EVENT:               A Trigger Event is in effect on any Distribution
                             Date if (I) on that Distribution Date the 60 Day+
                             Rolling Average equals or exceeds 50% of the prior period's senior enhancement percentage to be specified in the Prospectus and (ii) may include other trigger events related to the performance of the Mortgage Loans to be specified in the Prospectus. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage
                             Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION        Class A:      18.00%
PERCENTAGE:                  Class M-1:    12.00%
                             Class M-2:     6.50%
                             Class B:       1.75%

OPTIONAL CLEAN-UP CALL:      When the ending principal balance of the Mortgage
                             Loans is less than or equal to 10% of the original principal balance of the Mortgage Loans.

STEP-UP COUPONS:             For all certificates the coupon will increase after
                             the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH       The Class A-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the Loan Group I Cap,
                             (iii) the WAC Cap, and (iv) 16%.

CLASS A-2 PASS-THROUGH       The Class A-2 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the Loan Group II Cap,
                             (iii) the WAC Cap, and (iv) 16%.

CLASS M-1 PASS-THROUGH       The Class M-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the WAC Cap, and (iii)
                             16%.

CLASS M-2 PASS-THROUGH       The Class M-2 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the WAC Cap, and (iii)
                             16%.

CLASS B-1 PASS-THROUGH       The Class B-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the WAC Cap, and (iii)
                             16%.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis.)

LOAN GROUP I CAP:            As to any Distribution Date, a per annum rate equal
                             to the weighted average gross rate of the Group I
                             Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis.)

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

LOAN GROUP II CAP:           As to any Distribution Date, a per annum rate equal
                             to the weighted average gross rate of the Group II
                             Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis.)

CLASS A-1 BASIS RISK CARRY   As to any Distribution Date, the supplemental
FORWARD AMOUNT:              interest amount for the Class A-1 Certificates will
                             equal the sum of:
                             (i)   the excess, if any, of interest that would
                                   otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                             (ii)  any Class A-1 Basis Risk Carry Forward Amount
                                   remaining unpaid from prior Distribution
                                   Dates; and
                             (iii) interest on the amount in clause (ii) at the
                                   related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap, but giving effect to the hard cap of 16%).

CLASS A-2 BASIS RISK CARRY   As to any Distribution Date, the supplemental
FORWARD AMOUNT:              interest amount for the Class A-2 Certificates will
                             equal the sum of:
                             (i)   the excess, if any, of interest that would
                                   otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                             (ii)  any Class A-2 Basis Risk Carry Forward Amount
                                   remaining unpaid from prior Distribution
                                   Dates; and
                             (iii) interest on the amount in clause (ii) at the
                                   related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap, but giving effect to the hard cap of 16%).

CLASS M-1, M-2 AND B-1       As to any Distribution Date, the supplemental
BASIS RISK CARRY FORWARD     interest amount for each of the Class M-1, M-2 and
AMOUNTS:                     B-1 Certificates will equal the sum of:
                             (i)   the excess, if any, of interest that would
                                   otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the WAC Cap;

                             (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                             (iii) interest on the amount in clause (ii) at the
                                   Certificates' applicable Pass-Through Rate
                                   (without regard to the WAC Cap, but giving effect to the hard cap of 16%).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS ON    On each Distribution Date, interest distributions
THE CERTIFICATES:            from the Interest Remittance Amount will be
                             allocated as follows:
                             (i)    concurrently, (1) from Interest Remittance
                                    Amounts related to the Group I Mortgage
                                    Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and unpaid interest shortfall amounts for the Class A-1 Certificates, and (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, the related Accrued Certificate Interest and unpaid interest shortfall amounts for the Class A-2 Certificates; provided that if the Interest Remittance Amount for any Group of Mortgage Loans is insufficient to make the related payments set forth in clause (1) or (2) above, any Interest Remittance Amount relating to the other Group of Mortgage Loans remaining after making the related payments set forth in clause (1) or (2) above will be available to cover that shortfall;
                             (ii)   to the Class M-1 Certificates, its Accrued
                                    Certificate Interest;
                             (iii)  to the Class M-2 Certificates, its Accrued
                                    Certificate Interest; and
                             (iv)   to the Class B-1 Certificates, its Accrued
                                    Certificate Interest.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS      On each Distribution Date (a) prior to the Stepdown
ON THE CERTIFICATES:         Date or (b) on which a Trigger Event is in effect,
                             principal distributions from the Principal
                             Distribution Amount will be allocated as follows:
                             (i)    to the Class A Certificates, allocated
                                    between the Class A Certificates as
                                    described below, until the Certificate
                                    Principal Balances thereof have been reduced to zero;
                             (ii)   to the Class M-1 Certificates, until the
                                    Certificate Principal Balance thereof have been reduced to zero;
                             (iii)  to the Class M-2 Certificates, until the
                                    Certificate Principal Balance thereof have been reduced to zero; and
                             (iv)   to the Class B-1 Certificates, until the
                                    Certificate Principal Balance thereof have been reduced to zero.

                             On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                             (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                             (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
                             (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and
                             (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                             All principal distributions to the Class A
                             Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET MONTHLY    For any Distribution Date, any Net Monthly Excess
EXCESS CASHFLOW:             Cashflow shall be paid as follows:
                             (i)    to the Class M-1 Certificates, the unpaid
                                    interest shortfall amount;
                             (ii)   to the Class M-1 Certificates, the allocated
                                    unreimbursed realized loss amount;
                             (iii)  to the Class M-2 Certificates, the unpaid
                                    interest shortfall amount;
                             (iv)   to the Class M-2 Certificates, the allocated
                                    unreimbursed realized loss amount;
                             (v)    to the Class B-1 Certificates, the unpaid
                                    interest shortfall amount;
                             (vi)   to the Class B-1 Certificates, the allocated
                                    unreimbursed realized loss amount;
                             (vii)  concurrently, any Class A-1 Basis Risk Carry
                                    Forward Amount to the Class A-1
                                    Certificates, any Class A-2 Basis Risk Carry
                                    Forward Amount to the Class A-2
                                    Certificates; and
                             (viii) sequentially, to Classes M-1, M-2 and B-1
                                    Certificates, in such order, any Basis Risk
                                    Carry Forward Amount for such classes.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

INTEREST REMITTANCE          For any Distribution Date, the portion of available
AMOUNT:                      funds for such Distribution Date attributable to
                             interest received or advanced on the Mortgage
                             Loans.

ACCRUED CERTIFICATE          For any Distribution Date and each class of Offered
INTEREST:                    Certificates, equals the amount of interest accrued
                             during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the relief act allocated to such class.

PRINCIPAL DISTRIBUTION       On any Distribution Date, the sum of (i) the Basic
AMOUNT:                      Principal Distribution Amount and (ii) the Extra
                             Principal Distribution Amount.

BASIC PRINCIPAL              On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:         aggregate Principal Remittance Amount over (ii) the
                             Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE         On any Distribution Date, the sum of (i) all
AMOUNT:                      scheduled payments of principal collected or
                             advanced on the Mortgage Loans during the Due
                             Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution
                             Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution
                             Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up
                             Call is exercised.

NET MONTHLY EXCESS           For any Distribution Date is the amount of funds
CASHFLOW:                    available for distribution on such Distribution
                             Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL              For any Distribution Date, the lesser of (i) the
DISTRIBUTION AMOUNT:         excess of (x) interest collected or advanced on the
                             Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                             Distribution Date.

EXCESS SUBORDINATED          For any Distribution Date, means the excess, if any
AMOUNT:                      of (i) the overcollateralization and (ii) the
                             required overcollateralization for such
                             Distribution Date.

CLASS A PRINCIPAL            For any Distribution Date, the percentage
ALLOCATION PERCENTAGE:       equivalent of a fraction, determined as follows:
                             (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                             Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                             Remittance Amount for such Distribution Date; (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                             Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal
                             Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL            An amount equal to the excess of (x) the aggregate
DISTRIBUTION AMOUNT:         Certificate Principal Balance of the Class A
                             Certificates immediately prior to such Distribution
                             Date over (y) the lesser of (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $2,962,643.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS M-1 PRINCIPAL          An amount equal to the excess of (x) the sum of (i)
DISTRIBUTION AMOUNT:         the aggregate Certificate Principal Balance of the
                             Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                             Certificates immediately prior to such Distribution
                             Date over (y) the lesser of (A) the product of (i) approximately 76.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $2,962,643.

CLASS M-2 PRINCIPAL          An amount equal to the excess of (x) the sum of (i)
DISTRIBUTION AMOUNT:         the aggregate Certificate Principal Balance of the
                             Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount on such Distribution Date), (ii) the
                             Certificate Principal Balance of the Class M-1
                             Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate
                             Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over
                             (y) the lesser of (A) the product of (i) approximately 87.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $2,962,643.

CLASS B-1 PRINCIPAL          An amount equal to the excess of (x) the sum of (i)
DISTRIBUTION AMOUNT:         the aggregate Certificate Principal Balance of the
                             Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount on such Distribution Date), (ii) the
                             Certificate Principal Balance of the Class M-1
                             Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate
                             Principal Balance of the Class M-2 Certificates
                             (after taking into account the payment of the Class
                             M-2 Principal Distribution Amount on such
                             Distribution Date), and (iv) the Certificate
                             Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over
                             (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $2,962,643 provided, however, that with respect to any Distribution Date on which the Class
                             Certificate Balance of the Class A, Class M-1 and
                             Class M-2 Certificates have been reduced to zero, the Class B-1 Principal Distribution Amount is the lesser of (x) the Class Certificate Balance of the Class B-1 Certificates and (y) the Principal
                             Distribution Amount.

TRUST TAX STATUS:            REMIC.

ERISA ELIGIBILITY:           Subject the considerations in the Prospectus, all
                             Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:           It is anticipated that the Class A-2 Certificates
                             will be SMMEA eligible.

PROSPECTUS:                  The Class A-2 and Class B-1 Certificates are being
                             offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                             Complete information with respect to the Offered
                             Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                             PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES           PPC 0%     PPC 75%     PPC 100%     PPC 125%     PPC 150%
       -----           ------     -------     --------     --------     --------
       Initial          100%       100%         100%        100%          100%
       3/25/03           99         82           76          70            64
       3/25/04           98         62           52          42            33
       3/25/05           97         46           34          22            13
       3/25/06           95         36           28          21            13
       3/25/07           94         30           21          15            11
       3/25/08           93         24           16          11            8
       3/25/09           91         20           13           8            6
       3/25/10           89         16           10           6            4
       3/25/11           87         13           8            5            3
       3/25/12           85         11           6            4            1
       3/25/13           83          9           5            3            0
       3/25/14           80          7           4            2            0
       3/25/15           77          6           3            1            0
       3/25/16           74          5           3            0            0
       3/25/17           71          4           2            0            0
       3/25/18           68          3           1            0            0
       3/25/19           64          3           0            0            0
       3/25/20           59          2           0            0            0
       3/25/21           55          2           0            0            0
       3/25/22           50          2           0            0            0
       3/25/23           44          1           0            0            0
       3/25/24           38          0           0            0            0
       3/25/25           33          0           0            0            0
       3/25/26           28          0           0            0            0
       3/25/27           23          0           0            0            0
       3/25/28           18          0           0            0            0
       3/25/29           12          0           0            0            0
       3/25/30           6           0           0            0            0
       3/25/31           1           0           0            0            0
       3/25/32           0           0           0            0            0
   Average Life to     18.66       4.38         3.34        2.63          2.09
  Maturity (years)
Average Life to Call   18.65       3.95         2.97        2.31          1.81
     (1) (years)

(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       Dates           PPC 0%     PPC 75%     PPC 100%     PPC 125%     PPC 150%
       -----           ------     -------     --------     --------     --------
       Initial          100%       100%         100%        100%          100%
       3/25/03          100         100         100          100          100
       3/25/04          100         100         100          100          100
       3/25/05          100         100         100          100          100
       3/25/06          100         87           64          46            32
       3/25/07          100         70           48          32            17
       3/25/08          100         57           36          19            7
       3/25/09          100         46           26          10            0
       3/25/10          100         37           17           3            0
       3/25/11          100         29           10           0            0
       3/25/12          100         22           4            0            0
       3/25/13          100         15           1            0            0
       3/25/14          100         10           0            0            0
       3/25/15          100          6           0            0            0
       3/25/16          100          2           0            0            0
       3/25/17          100          0           0            0            0
       3/25/18          100          0           0            0            0
       3/25/19          100          0           0            0            0
       3/25/20          100          0           0            0            0
       3/25/21          100          0           0            0            0
       3/25/22          100          0           0            0            0
       3/25/23          100          0           0            0            0
       3/25/24          100          0           0            0            0
       3/25/25           94          0           0            0            0
       3/25/26           83          0           0            0            0
       3/25/27           70          0           0            0            0
       3/25/28           57          0           0            0            0
       3/25/29           42          0           0            0            0
       3/25/30           26          0           0            0            0
       3/25/31           5           0           0            0            0
       3/25/32           0           0           0            0            0
   Average Life to     26.31       7.36         5.50        4.50          3.94
  Maturity (years)
Average Life to Call   26.25       7.05         5.27        4.32          3.80
     (1) (years)

(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

       DATE                  CLASS A-2 CAP (%)               CLASS B-1 CAP (%)
 ----------------      -----------------------------       ---------------------
                                ACTUAL/360                      ACTUAL/360

    3/27/2002                       -                               -
    4/25/2002                      8.63                            8.62
    5/25/2002                      8.35                            8.33
    6/25/2002                      8.08                            8.06
    7/25/2002                      8.36                            8.33
    8/25/2002                      8.09                            8.06
    9/25/2002                      8.10                            8.06
   10/25/2002                      8.37                            8.33
   11/25/2002                      8.11                            8.06
   12/25/2002                      8.39                            8.32
    1/25/2003                      8.12                            8.06
    2/25/2003                      8.13                            8.06
    3/25/2003                      9.01                            8.92
    4/25/2003                      8.14                            8.06
    5/25/2003                      8.42                            8.32
    6/25/2003                      8.16                            8.05
    7/25/2003                      8.44                            8.32
    8/25/2003                      8.18                            8.05
    9/25/2003                      8.19                            8.05
   10/25/2003                      8.47                            8.32
   11/25/2003                      8.20                            8.05
   12/25/2003                      8.49                            8.32
    1/25/2004                      8.23                            8.06
    2/25/2004                      9.07                            9.07
    3/25/2004                      9.71                            9.70
    4/25/2004                      9.10                            9.07
    5/25/2004                      9.42                            9.38
    6/25/2004                      9.16                            9.14
    7/25/2004                      9.52                            9.47
    8/25/2004                      10.06                           10.17
    9/25/2004                      10.08                           10.17
   10/25/2004                      10.44                           10.51
   11/25/2004                      10.13                           10.17
   12/25/2004                      10.52                           10.58
    1/25/2005                      10.24                           10.25
    2/25/2005                      11.11                           11.26
    3/25/2005                      12.34                           12.47
    4/25/2005                      24.00                           11.26

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

       DATE                  CLASS A-2 CAP (%)               CLASS B-1 CAP (%)
 ----------------      -----------------------------       ---------------------
                                ACTUAL/360                      ACTUAL/360

    5/25/2005                      13.08                           11.64
    6/25/2005                      12.64                           11.33
    7/25/2005                      13.03                           11.72
    8/25/2005                      13.39                           12.34
    9/25/2005                      13.40                           12.35
   10/25/2005                      13.84                           12.76
   11/25/2005                      13.40                           12.35
   12/25/2005                      13.88                           12.83
    1/25/2006                      13.46                           12.43
    2/25/2006                      14.01                           13.10
    3/25/2006                      15.52                           14.50
    4/25/2006                      14.01                           13.10
    5/25/2006                      14.48                           13.53
    6/25/2006                      14.04                           13.14
    7/25/2006                      14.52                           13.59
    8/25/2006                      14.06                           13.15
    9/25/2006                      14.06                           13.15
   10/25/2006                      14.52                           13.59
   11/25/2006                      14.06                           13.15
   12/25/2006                      14.52                           13.58
    1/25/2007                      14.06                           13.14
    2/25/2007                      14.06                           13.14
    3/25/2007                      15.56                           14.55
    4/25/2007                      14.06                           13.14
    5/25/2007                      14.52                           13.57
    6/25/2007                      14.06                           13.13
    7/25/2007                      14.53                           13.57
    8/25/2007                      14.06                           13.13
    9/25/2007                      14.06                           13.13
   10/25/2007                      14.53                           13.56
   11/25/2007                      14.06                           13.12
   12/25/2007                      14.53                           13.56
    1/25/2008                      14.06                           13.12
    2/25/2008                      14.06                           13.12
    3/25/2008                      15.03                           14.02
    4/25/2008                      14.06                           13.12
    5/25/2008                      14.53                           13.55

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

       DATE                  CLASS A-2 CAP (%)               CLASS B-1 CAP (%)
 ----------------      -----------------------------       ---------------------
                                ACTUAL/360                      ACTUAL/360

    6/25/2008                      14.06                           13.11
    7/25/2008                      14.53                           13.55
    8/25/2008                      14.07                           13.11
    9/25/2008                      14.07                           13.11
   10/25/2008                      14.54                           13.54
   11/25/2008                      14.07                           13.10
   12/25/2008                      14.54                           13.54
    1/25/2009                      14.07                           13.10
    2/25/2009                      12.79                           13.10
    3/25/2009                      13.93                           14.50
    4/25/2009                      12.60                           13.10
    5/25/2009                      13.04                           13.53
    6/25/2009                      12.64                           13.09
    7/25/2009                      13.08                           13.53
    8/25/2009                      12.68                           13.09
    9/25/2009                      12.70                           13.09
   10/25/2009                      13.15                           13.52
   11/25/2009                      12.75                           13.09
   12/25/2009                      13.20                           13.52
    1/25/2010                      12.80                           13.08
    2/25/2010                      12.82                           13.08
    3/25/2010                      14.22                           14.48
    4/25/2010                      12.87                           13.08
    5/25/2010                      13.33                           13.51
    6/25/2010                      12.93                           13.08
    7/25/2010                      13.39                           13.51
    8/25/2010                      12.98                           13.07
    9/25/2010                      13.01                           13.07
   10/25/2010                      13.48                           13.51
   11/25/2010                      13.07                           13.07
   12/25/2010                      13.54                           13.50
    1/25/2011                      13.14                           13.07
    2/25/2011                      13.17                           13.06
    3/25/2011                      14.62                           14.46
    4/25/2011                      13.24                           13.06
    5/25/2011                      13.72                           13.50
    6/25/2011                      13.32                           13.06

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

       DATE                  CLASS A-2 CAP (%)               CLASS B-1 CAP (%)
 ----------------      -----------------------------       ---------------------
                                ACTUAL/360                      ACTUAL/360

    7/25/2011                      13.80                           13.49
    8/25/2011                      13.39                           13.06
    9/25/2011                      13.43                           13.06
   10/25/2011                      13.92                           13.49
   11/25/2011                      13.52                           13.05
   12/25/2011                      14.01                           13.49
    1/25/2012                      13.61                           13.05
    2/25/2012                      13.65                           13.05
    3/25/2012                      14.64                           13.95
    4/25/2012                      13.75                           13.05
    5/25/2012                      14.26                           13.48
    6/25/2012                      13.85                           13.04
    7/25/2012                      14.36                           13.48
    8/25/2012                      13.95                           13.04
    9/25/2012                      14.01                           13.04
   10/25/2012                      14.53                           13.47
   11/25/2012                      14.12                           13.04
   12/25/2012                      14.65                           13.47
    1/25/2013                      14.24                           13.04
    2/25/2013                      14.30                           13.04
    3/25/2013                      15.91                           14.43
    4/25/2013                      14.43                           13.03
    5/25/2013                      14.98                           13.47
    6/25/2013                      14.57                           13.03
    7/25/2013                      15.13                           13.46
    8/25/2013                      14.71                           13.03
    9/25/2013                      14.78                             -
   10/25/2013                      15.36                             -
   11/25/2013                      14.94                             -
   12/25/2013                      15.52                             -
    1/25/2014                      15.10                             -
    2/25/2014                      15.19                             -
    3/25/2014                      16.91                             -
    4/25/2014                      15.36                             -
    5/25/2014                      15.97                             -
    6/25/2014                      15.55                             -
    7/25/2014                      16.16                             -

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

       DATE                  CLASS A-2 CAP (%)               CLASS B-1 CAP (%)
 ----------------      -----------------------------       ---------------------
                                ACTUAL/360                      ACTUAL/360

    8/25/2014                      15.74                             -
    9/25/2014                      15.84                             -
   10/25/2014                      16.48                             -
   11/25/2014                      16.05                             -
   12/25/2014                      16.70                             -
    1/25/2015                      16.27                             -
    2/25/2015                      16.39                             -
    3/25/2015                      18.27                             -
    4/25/2015                      16.63                             -
    5/25/2015                      17.31                             -
    6/25/2015                      16.88                             -
    7/25/2015                      17.57                             -
    8/25/2015                      17.14                             -
    9/25/2015                      17.28                             -
   10/25/2015                      18.00                             -
   11/25/2015                      17.56                             -
   12/25/2015                      18.30                             -
    1/25/2016                      17.87                             -
    2/25/2016                      18.02                             -
    3/25/2016                      19.44                             -
    4/25/2016                      18.35                             -
    5/25/2016                      19.13                             -
    6/25/2016                      18.69                             -
    7/25/2016                      19.50                             -
    8/25/2016                      19.05                             -
    9/25/2016                      19.24                             -
   10/25/2016                      20.08                             -
   11/25/2016                      19.63                             -
   12/25/2016                      20.50                             -
    1/25/2017                      20.04                             -
    2/25/2017                      20.36                             -
    3/25/2017                      22.93                             -
    4/25/2017                      21.09                             -
    5/25/2017                      22.21                             -
    6/25/2017                      21.90                             -
    7/25/2017                      23.03                             -
    8/25/2017                      22.71                             -

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

       DATE                  CLASS A-2 CAP (%)               CLASS B-1 CAP (%)
 ----------------      -----------------------------       ---------------------
                                ACTUAL/360                      ACTUAL/360

    9/25/2017                      23.15                             -
   10/25/2017                      24.42                             -
   11/25/2017                      24.14                             -
   12/25/2017                      25.51                             -
    1/25/2018                      25.27                             -
    2/25/2018                      25.91                             -
    3/25/2018                      29.44                             -
    4/25/2018                      27.33                             -
    5/25/2018                      29.08                             -
    6/25/2018                      29.02                             -
    7/25/2018                      30.98                             -
    8/25/2018                      31.04                             -
    9/25/2018                      32.21                             -
   10/25/2018                      34.63                             -
   11/25/2018                      34.95                             -
   12/25/2018                      37.79                             -
    1/25/2019                      38.40                             -
    2/25/2019                      40.49                             -
    3/25/2019                      47.47                             -
    4/25/2019                      45.64                             -
    5/25/2019                      50.51                             -
    6/25/2019                      52.74                             -
    7/25/2019                      59.30                             -
    8/25/2019                      63.10                             -
    9/25/2019                      70.29                             -
   10/25/2019                      82.29                             -
   11/25/2019                      92.23                             -
   12/25/2019                     113.81                             -
    1/25/2020                     137.62                             -
    2/25/2020                     185.12                             -
    3/25/2020                     306.76                             -
    4/25/2020                    1,045.99                            -
    5/25/2020                        -                               -

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                     Page 17